SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 October 3, 2003



                                  CILCORP INC.
             (Exact name of registrant as specified in its charter)


         Illinois                       2-95569                 37-1169387
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (309) 677-5230



                         CENTRAL ILLINOIS LIGHT COMPANY
             (Exact name of registrant as specified in its charter)


         Illinois                       1-2732                  37-0211050
 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (309) 677-5230

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Reference is made to Item 1. Business under Part I in the Registrants' Form 10-K for the year ended December 31, 2002 for a discussion of the plan of Registrant Central Illinois Light Company, which operates as AmerenCILCO, to transfer substantially all of its electric generation assets to its non-rate regulated subsidiary, Central Illinois Generation, Inc., whose name has been changed to AmerenEnergy Resources Generating Company (AERG).

     On October 3, 2003, AmerenCILCO transferred its Duck Creek and E. D. Edwards coal-fired plants and its Sterling Avenue combustion turbine facilities representing approximately 1,100 megawatts of generating capacity, all located in Illinois, to AERG as a contribution in respect of all of the outstanding stock of AERG and AERG's assumption of certain liabilities. The net book value of the transferred assets was approximately $380 million as of June 30, 2003. Approximately 23% of AmerenCILCO's employees were transferred to AERG as a part of the transaction.

     Also on October 3, 2003, AERG entered into an electric power supply agreement with AmerenCILCO to supply it sufficient power to meet its native load requirements. This agreement expires December 31, 2004. AERG and AmerenCILCO plan to pursue an extension of the electric power supply agreement through December 31, 2006. The Illinois Commerce Commission authorized this extension in its order approving Ameren Corporation's acquisition of the Registrants.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CILCORP INC.
                                       (Registrant)


                                      By /s/ Martin J. Lyons
                                         ----------------------------------
                                         Martin J. Lyons
                                         Vice President and Controller
                                         (Principal Accounting Officer)


                                      CENTRAL ILLINOIS LIGHT COMPANY
                                                 (Registrant)


                                      By /s/ Martin J. Lyons
                                         ----------------------------------
                                         Martin J. Lyons
                                         Vice President and Controller
                                         (Principal Accounting Officer)


Date:  October 3, 2003



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